UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

FRISCH’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

OHIO	001-07323	31-0523213
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 GILBERT AVENUE, CINCINNATI, OHIO	45206
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 513-961-2660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company received a notification letter on February 3, 2015 from the New York Stock Exchange (the “Exchange”) stating that the Company is not in compliance with NYSE MKT LLC continued listing standards. The Company issued a press release on February 6, 2015 on this occurrence, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Specifically, the Company is not in compliance with NYSE MKT Company Guide Sections 134 and 1101 as a result of its failure to timely file with the Securities and Exchange Commission a Form 10-Q Quarterly Report for the period ended December 16, 2014 by the prescribed date of January 26, 2015. As reported by the Company in its Form 12b-25 filed on January 23, 2015, the Company was unable to timely file the Form 10-Q noted above due to the timing and discovery of a Company employee’s defalcation and the ongoing special investigation directed by the Company’s Audit Committee.

As the Company’s failure to timely file its Form 10Q Quarterly Report is deemed by the Exchange to be a material violation of the Company’s listing agreement with the Exchange, the Exchange has the authority to suspend and, unless prompt corrective action is taken by the Company, remove the Company’s securities from the Exchange.

In order to maintain its listing the Company will submit a plan of compliance on or before February 17, 2015 advising the Exchange of actions it has taken or will be taking to regain compliance with the continued listing standards by May 4, 2015. If the Company does not submit a plan or if the submitted plan is not accepted or if the plan is accepted but the Company is not in compliance with the continued listing standards by May 4, 2015, or if the Company does not make progress consistent with the plan, the Exchange will commence delisting proceedings as appropriate.

Safe Harbor for Forward-Looking Statements

The Company’s statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those included in the forward-looking statements, including our expectations about expected compliance with Exchange requirements. The Company intends those forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, intentions and expectations, are generally identifiable by use of the words "expect," "project," "may," "will," "should," "could," "would," "intend," "plan," "propose," "anticipate," "estimate," "believe," "continue," "predict," "potential," or the negative of such terms and other comparable terminology. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 – Press release issued by the Company on February 6, 2015 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRISCH’S RESTAURANTS, INC.
(registrant)

DATE February 6, 2015

	BY	/s/ Mark R. Lanning
Mark R. Lanning
Vice President and Chief Financial Officer,
Principal Financial Officer and
Principal Accounting Officer